UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2005

ARCH CHEMICALS, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-14601	06-1526315
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Merritt 7, Norwalk, CT	06851
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (203) 229-2900

(N/A)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE

As required by Item 7.01, attached hereto as Exhibit 99 is the Company’s press release, dated February 11, 2005, containing certain financial information regarding the Company for the three and twelve months ended December 31, 2004.

Exhibit 99 includes references to the Company’s (1) segment operating income and (2) income and income per share from continuing operations before cumulative effect of accounting change, which in each case as noted in such Exhibit, exclude the effects of restructuring and impairment amounts recorded during the applicable periods. A reconciliation of these non-GAAP financial measures to what the Company believes is the most directly comparable U.S. GAAP financial measure is provided in such Exhibit.

Adjusted EBITDA in Exhibit 99 represents earnings before interest, taxes, depreciation and amortization, excludes restructuring amounts, other non-cash adjustments, cumulative effect of accounting change and unremitted earnings of 50% or less owned affiliates and includes the operating results of the microelectronic materials business, the Hickson organics division and the sulfuric acid business. Other companies that use EBITDA may calculate it differently and if they do so, their figures may not be comparable to those of the Company. Adjusted EBITDA should not be used as an alternative to net income or other measures of financial performance reported in accordance with accounting principles generally accepted in the United States of America. Management believes adjusted EBITDA to be relevant and useful information as it is used by the Company as one of several metrics to measure operating performance and it is a measure to facilitate comparisons between companies that is commonly reported and widely used by analysts, investors and others. Further, adjusted EBITDA is a basis used to determine compliance with the Company’s existing credit facility and senior notes. A reconciliation of adjusted EBITDA to the U.S. GAAP financial measure that the Company believes is the most directly comparable, income from continuing operations before cumulative effect of accounting change, is provided in such Exhibit.

The Company believes these non-GAAP financial measures provide additional perspective on the Company’s underlying business trends and provide useful information to investors by excluding amounts from the Company’s results that the Company believes are not indicative of ongoing operating results. In addition, since the Company has historically reported such non-GAAP financial measures to the investment community, the Company believes that the inclusion of such information provides consistency in its financial reporting. It also allows investors to more easily compare and evaluate the Company’s financial performance relative to prior periods and certain industry peers.

Included in Exhibit 99 are references to the Company’s income and income per share from continuing operations before cumulative effect of accounting change, which in each case as noted in such Exhibit, exclude the effects of restructuring and impairment amounts recorded during the applicable periods. In certain instances it also includes the operating results of the microelectronic materials business. The Company believes that this non-GAAP financial measure provides comparative information to the original earnings guidance that was provided by the Company throughout the year and therefore is useful to the investment community. A reconciliation of this non-GAAP financial measure to what the Company believes is the most directly comparable U.S. GAAP financial measure is provided in such Exhibit.

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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.	Press Release, dated February 11, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 11, 2005

ARCH CHEMICALS, INC.

By:	/s/ Louis S. Massimo
Name:	Louis S. Massimo
Title:	Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description
99.	Press Release, dated February 11, 2005.

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